Exhibit 31.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
I, David J. Kaye, certify that:

1.	I have reviewed this Amendment No. 1 to our annual report on Form 10-K/A of Boston Private Financial Holdings, Inc. (the “registrant”); and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ DAVID J. KAYE
Date: March 13, 2015	David J. Kaye Chief Financial Officer